UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2023
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)
500 North Shoreline, Ste. 800, Corpus Christi, Texas, U.S.A.		78401
(U.S. corporate headquarters)		(Zip Code)
1830 – 1030 West Georgia Street Vancouver, British Columbia, Canada		V6E 2Y3
(Canadian corporate headquarters)		(Zip Code)

(Address of principal executive offices)

(361) 888-8235
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01         Regulation FD Disclosure

On March 14, 2023, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release announcing the completion of its inaugural Sustainability Report (the “Report”). The Report, which includes the Company’s achievements for Fiscal 2022 and plans for Fiscal 2023, is available on the Company website at https://www.uraniumenergy.com/sustainability/ and has been filed with the SEC through EDGAR on Form 8-K.

Amir Adnani, CEO and President stated: “This inaugural Sustainability Report demonstrates our ongoing commitment to the environment, our people, the communities we work in and our high corporate governance standards. Our Environmental, Social and Governance program, launched in 2021, formalizes and builds upon the strong environmental, health and safety record the Company prides itself on. 2022 was a remarkable growth year for UEC as we invested over half billion dollars by making three highly accretive acquisitions, including Uranium One Americas, Inc., UEX Corporation and Rio Tinto’s world-class Roughrider Project.”

Mr. Adnani continued: “We are particularly pleased with the progress made on measuring our scope 1 and 2 emissions in Texas and achieving carbon neutral status at our Hobson Central Processing Plant. Additionally, our Wyoming reclamation program made great progress that is now in the final regulatory stages of returning 68 acres of in situ-recovery wellfield property to its landowner. Reclamation is an important part of the uranium project lifecycle, ensuring the restoration of affected nature and biodiversity at our project sites.”

Mr. Adnani concluded: “Sustainability, accountability, and good stewardship have been central to the way we do business since the Company’s founding 18 years ago and will be a foundational value system to support our future ambitions. UEC is powering the clean energy future as a leading supplier of low-cost, environmentally-friendly uranium for the nuclear industry from proven, politically stable resource jurisdictions.”

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	News Release dated March 14, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: March 14, 2023.	By:	/s/ Pat Obara
Pat Obara, Secretary and
Chief Financial Officer